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                                  SUBLEASE AMENDMENT
                                  ------------------


    THIS SUBLEASE AMENDMENT ("Sublease Amendment") dated as of the 1st day of March, 1996, by and between ELI LILLY AND COMPANY, an Indiana corporation ("Sublessor"), party of the first part, and TRIANGLE PHARMACEUTICALS INC, a Delaware corporation ("Sublessee"), party of the second part:

WITNESSETH:
    WHEREAS, Sublessor and Sublessee executed a Sublease, dated as of January 18, 1996, demising a certain portion of the property located at 4611 University Drive, Durham, North Carolina (the "Sublease");

    WHEREAS, Sublessor and Sublessee desire to amend the Sublease in order to make certain conforming and/or clarifying changes;

    NOW, THEREFORE, in consideration of the foregoing and the covenants and conditions hereinafter set forth, the parties hereto agree as follows:

    1. On page 4 of the Sublease, in line 14 of the first full paragraph appearing on said page (which line begins with the words "Space not" and ends with the words "prior to the"), delete the words: "or any other party."

    2. On page 4 of the Sublease, in line 4 of subparagraph (a) appearing on said page (which line begins with the words "occupied by" and ends with the word "or"), delete the parentheses and words: "(or any party claiming under Sublessor)."

    3. On pages 14 and 15 of the Sublease, Section 22 of the Sublease is amended as follows:

         (i) In line 2 of Section 22 (which line begins with the word "policies" and ends with the word "Sublessee"), insert a subparagraph designation "(a)" immediately preceding the word "Sublessee" in such line;

         (ii) In line 8 of Section 22 (which line begins with the word "if then" and ends with the words "shall indemnify") change the period (".") at the end of the sentence in such line to a semi-colon (";") and insert a subparagraph designation "(b)" immediately preceding the word "Sublessor" in such line; and


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         (iii)     In line 16 of Section 22 (on page 15), delete the
         subparagraph designation "(b)" and insert a subparagraph designation "(c)" in its place.

    4. Except as amended herein, all other provisions of the Sublease shall remain unchanged and in full force and effect.

    5. Any capitalized terms used and not defined herein shall have the same meaning as given them in the Sublease.

    IN WITNESS WHEREOF, Sublessor and Sublessee, intending to be legally bound, and with authority duly given, having executed this Sublease Amendment as of the day and year first above written.

                        ELI LILLY AND COMPANY

                        By: /s/ illegible
                           -----------------------------------

                        Its:  Manager, Strategic Real Estate
                             ----------------------------------

                        TRIANGLE PHARMACEUTICALS, INC.

                        By: /s/ illegible
                           -----------------------------------

                        Its:  Vice President
                             ----------------------------------


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